EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

Common Stock

of

China VTV Ltd.

This subscription agreement (this “Subscription”) is dated as of the last date on the Signature Page of this Agreement, by and between the investor identified on the signature page hereto (the “Investor”) and China VTV Ltd., a Nevada corporation (the “Company”). The parties agree as follows:

1. Subscription.

Investor agrees to buy and the Company agrees to sell and issue to Investor such number of Company’s common stock (the “Shares”), par value $0.001 per share, as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the purchase price per Share as set forth on the signature page hereto.

The Shares are being offered pursuant to a registration statement on Form S-1, File No. 333-248495 (the “Registration Statement”). The Registration Statement will be declared effective by the Securities and Exchange Commission (the “Commission”) prior to issuance of any Shares and acceptance of Investor’s subscription. The prospectus (the “Prospectus”), which forms a part of the Registration Statement, however, is subject to change. A final prospectus and/or prospectus supplement will be delivered to the Investor as required by law.

The Shares of the Company’s common stock are being offered by the Company in the amount of up to $48,000,000. The offering will terminate at the earlier of (i) the date at which $48,000,000 of our Shares have been sold; (ii) the date on which this offering is terminated by the Company in its sole discretion; or (iii) one hundred and eighty (180) days from the effectiveness of the Registration Statement.

The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company. Upon satisfaction or waiver of all the conditions to closing set forth in the preliminary prospectus contained in the Registration Statement when it is declared effective by the Commission and acceptance of the completed subscription agreement by the Company, at each Closing (i) the Investor shall pay the Purchase Price by wire transfer of immediately available funds to the Company’s bank account (the “Offering Deposit Account”) per wire instructions as provided on the signature line below, and (ii) the Company shall cause the Shares to be delivered to the Investor (A) through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Delivery Instructions,” or (B) if requested by the Investor on the signature page hereto or if the Company is unable to make the delivery through the facilities of The Depository Trust Company’s DWAC system, through the book-entry delivery of Shares on the books and records of the transfer agent in accordance with the instructions set forth on the signature page attached hereto under the heading “DRS Electronic Book Entry Delivery Instructions.” If delivery of the Shares is made by book entry on the books and records of the transfer agent, the Company shall send written confirmation of such delivery to the Investor at the address indicated on the Signature Page hereof. No fractional Shares shall be purchased and any excess funds representing fractional Shares shall be rounded down to the nearest whole share. By payment for the Shares, the Investor acknowledges receipt of the Registration Statement and any amendment, the terms of which govern the investment in the Shares.

2. Subscription Process.

To purchase our Shares in this offering, the Investor must complete and sign a subscription agreement. Investors will be required to pay for their Shares by wire or ACH transfer for the full Purchase Price of the Shares. Subscriptions will be effective only upon our acceptance of the subscriptions, and we reserve the right to reject any subscriptions in whole or in part. The Company requires that each Investor purchase at least $500 or 125 Shares (the “Minimum Investment Amount”) in this offering.

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After the Company notifies the Investor its acceptance of the completed subscription agreement, the Investor shall make a payment(s) of the Purchase Price as set forth below. Payments may only be made by wire transfer or ACH transfer, and no payments may be made by check. With regards to monies being wired or sent via ACH transfer from an Investor’s bank account, the Company shall request the Investor send his or her wires or ACH transfers by the second (2nd) business day immediately following the Company’s acceptance of the Investor’s completed subscription document. In regards to monies being sent from an Investor’s account held at a broker, the funds will be “promptly transmitted” to the Offering Deposit Account following the receipt of the Company’s acceptance of the investor’s completed subscription document and completed instructions by the Investor to send funds to the Offering Deposit Account. Absent unusual circumstances, funds in brokerage accounts will be transmitted by noon of the next business day. In the event that the offering does not close for any reason prior to the termination date set forth in the Registration Statement, all funds deposited in the Offering Deposit Account will be returned to the Investors, without interest or deduction, by noon of the second Banking Day following termination in accordance with this Agreement and applicable law. A “Banking Day” is any day other than a Saturday, Sunday or a day that a New York State chartered bank is not legally obligated to be open.

3. Investor Representations.

a. Investor represents that it has received (or otherwise had access to the electronic filing on the SEC website) the Prospectus prior to or in connection with receipt of this Agreement.

b. Investor represents that it understands and acknowledges that Investor’s subscription for the Shares indicated on the Signature Page hereto may be accepted or rejected in whole or in part by the Company, for any reason and in their sole and absolute discretion. The Investor further represents that it understands that the Company has not arranged to place the funds from Investor in an escrow, trust or similar account and all funds for subscriptions in the offering will be transmitted to the Company’s Offering Deposit Account for immediate use by the Company. As a result, upon execution of the subscription agreement by the subscriber and acceptance by the Company, such subscription is irrevocable.

4. FINRA Rules 5130 and 5131.

This rule states that “restricted persons” are prohibited from participating in new issue offerings. Please review the following definition of a “restricted person” on Schedule A prior to signing this form acknowledging you do not fall into ‘“restricted person” status.

The undersigned hereby represents and warrants as of the date set forth below that:

i.	The undersigned is the holder of the account identified below or is authorized to represent the beneficial holders of the account;

ii.	Neither the undersigned nor any beneficial holder of the account is a “restricted person” as that term is described in FINRA Rule 5130 (described in Schedule A); and

iii.	The undersigned understands FINRA. Rule 5130 and the account is eligible to purchase new issues in compliance with such rule.

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5. Miscellaneous.

This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format.

This Subscription Agreement will be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as FedEx, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

If the foregoing correctly sets forth the parties’ agreement, please confirm this by signing and returning to the Company the duplicate copy of this Subscription Agreement.

Please email back the completed Subscription Agreement to Merry Tang at tangcpafirm@gmail.com.

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[Signature Page to Subscription Agreement for China VTV Ltd.]

If the foregoing correctly sets forth the parties agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription Agreement.

China VTV Ltd.

Number of Shares:_________________________	By:

Purchase Price per Share: $4.00 per share__________	Name:

Aggregate Purchase Price: $____________________	Title:

Address Notice:
393 Jaffe Road, Suite 17A Wan Chai, Hong Kong

INVESTOR NAME:__________________________

Signature:	Address:

Co-Signor Name (if applicable):

Title:	Phone:

Date:	SSN or EIN:

☐ Please wire $____________________from my account held at:________________________

Account Title:_______________________________; Account Number:_____________________

To the following instructions:

ABA Routing No:

SWIFT Code:

Bank Name: East West Bank

Bank Address:

Beneficiary Account Name:

Beneficiary Account No:

Beneficiary Address:

By:	Date:_______________ , 2020

Name:

Title:

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Select method of delivery of Shares:

☐ DWAC DELIVERY

DWAC Instructions:

1.
Name of DTC Participant (broker dealer at which the account or accounts to be credited with the Shares are maintained)
2.
DTC Participant Number
3.
Name of Account at DTC Participant being credited with the Shares
4.
Account Number of DTC Participant being credited with the Shares

☐ DRS Electronic Book Entry Delivery Instructions:

Name in which Shares should be issued:_______________________________________

Address:	Telephone No.:

Please email back the completed Subscription Agreement to

Merry Tang at tangcpafirm@gmail.com

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SCHEDULE A

a)	FINRA Member Firms or other Broker/Dealers

b)	Broker-Dealer Personnel

•	Any officer, director, General partner, associated person or employee of a member firm or any other Broker/dealer.

•	Any agent of a member firm or any other Broker/dealer that is engaged in the investment banking or securities business

•

Any immediate family member of a person specified above. Immediate family members include a person’s parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in law, and children.

i.	Person that materially supports or receives material support from the immediate family member.

ii.	Person employed by or associated with the member, or an affiliate of the member, selling the new issue to the immediate family member.

iii.	Person that has an ability to control the allocation of the new issue.

c)

Finders and Fiduciaries. With respect to the security being offered, a finder or any person acting in a fiduciary capacity to the managing Placement Agent, including, but not limited to, attorneys, accountants, and financial consultants; and any immediate family members (or person(s) receiving material support or receives material support from the family member) of a person identified as a Finder or Fiduciary.

d)	Portfolio Managers

a.	Any person who has authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment advisor, or collective investment account.

b.	Any immediate family member of a person specified under portfolio Managers that materially supports, or receives material support from such person.

e)	Persons Owning a Broker/Dealer

a.	Any person listed, or required to be listed, in Schedule A of a Form BD, except persons identified by ownership of less than 10%.

b.	Any person listed, or required to be listed, in Schedule B of a Form BD, except persons identified by ownership of less than 10%.

c.	Any person listed, or required to be listed, in Schedule C of a Form BD that meets the criteria of (e)(bullet point 1) or (e) (bullet point 2) above.

d.	Any person that directly or indirectly owns 10% or more of a public reporting company listed, or required to be listed, in Schedule B of a Form BD.

e.	Any person that directly or indirectly owns 25% or more of a public reporting company listed, or required to be listed, in Schedule B of a Form BD.

f.	Any immediate family member of a person specified in (5) (bullet points 1-5) unless the person owning the Broker/dealer:

i.	Does not materially support, or receive material support from the immediate family member.

ii.	Is not an owner of the member, or an affiliate of the member, selling the new issue to the immediate family member.

iii.	Has no ability to control the allocation of the new issue.

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